GUGGENHEIM CREDIT ALLOCATION FUND

Supplement dated February 15, 2018
to the Prospectus Supplement dated September 27, 2017
to the Prospectus dated September 27, 2017

This is a supplement (the “Supplement”), to the Prospectus Supplement, dated September 27, 2017 (the “Prospectus Supplement”), to the Prospectus, dated September 27, 2017 (the “Prospectus”), of Guggenheim Credit Allocation Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus, as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus.

Management of the Fund-Portfolio Management

The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are:

B. Scott Minerd, Chief Investment Officer and Chief Executive Officer of the Sub-Adviser. Mr. Minerd is Chief Investment Officer of Guggenheim. He joined the firm in 1998. Mr. Minerd is a member of the Portfolio Construction Group and guides the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest- rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank. Prior to that, he was a Certified Public Accountant working for the public accounting firm of Price Waterhouse. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Mr. Minerd is a regularly featured guest on FOX Business News, Bloomberg Television and CNBC sharing his insight on today’s financial climate.

Anne Bookwalter Walsh, Senior Managing Director and Assistant Chief Investment Officer of the Sub-Adviser. Ms. Walsh joined Guggenheim in 2007 and is head of the Portfolio Construction Group (“PCG”) where she oversees more than $60 billion in fixed income investments including Agencies, Credit, Municipals, RMBS, CMBS and ABS across several Guggenheim affiliates. The PCG is responsible for sector allocation, risk management and hedging strategies for client portfolios, and conveying Guggenheim’s macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Ms. Walsh specializes in liability driven portfolio management. With more than 28 years in the investment management industry, including roles as a money manager and as a selector of money managers, Ms. Walsh is well suited to understand the needs of institutional clients and how to address them. Prior to joining Guggenheim, Ms. Walsh served as Chief Investment Officer at Reinsurance Group of America, Incorporated (NYSE: RGA), a recognized leader in the global life reinsurance industry. Prior to joining RGA in 2000, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich

Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her J.D. from the University of Miami School of Law. She is a Fellow of the Life Management Institute and has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Kevin Gundersen, Senior Managing Director and Portfolio Manager of the Sub-Adviser. Mr. Gundersen joined Guggenheim in 2002. Mr. Gundersen is a Managing Director and Portfolio Manager for Guggenheim’s Corporate Credit Strategies and is a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. He has ten years’ experience in the high yield and leverage loan asset class. Since joining Guggenheim, Mr. Gundersen has been instrumental in the growth of the Corporate Credit business. During his career at the firm, Mr. Gundersen has been an analyst covering a variety of sectors, and subsequently led an industry team that focused on investing across the capital structure in the media, telecommunications and technology sectors. In addition, in his capacity as a senior analyst and as a team leader, Mr. Gundersen has sourced and structured directly negotiated middle market debt investments. Prior to joining Guggenheim, Mr. Gundersen worked at GeoTrust, a technology company focused on eCommerce security solutions. Mr. Gundersen received his A.B. from Harvard University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Thomas Houser, Senior Managing Director and Portfolio Manager of the Sub-Adviser. Mr. Hauser joined Guggenheim in 2002 and is a member of Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser led a team covering a variety of sectors including technology, media and telecom, education, metals and mining, homebuilding, healthcare, and energy and power. He has substantial experience in the high yield and leverage loan class. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the energy, power, transportation and chemical sectors. Mr. Hauser received his B.S. in Finance from St. Johns University.

Richard J. de Wet, Director and Portfolio Manager of the Sub-Adviser. Mr. de Wet joined Guggenheim Partners in March 2013 from PIMCO where he spent 6 years and was part of the team that established PIMCO’s New York Portfolio Management presence. He has more than 10 years of Investment Management experience across Multi-Sector Credit, Emerging Markets and Equities. Previously Mr. de Wet worked in Investment Banking at Lehman Brothers and Barclays Capital in Mergers and Acquisitions and Restructuring Advisory, and as an Assistant Vice President at the TCW Group. Mr. de Wet received a BBA in Finance and International Business from George Washington University and an MBA from Columbia Business School.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.

Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 71 of the Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.